MERRILL LYNCH
DEVELOPING
CAPITAL MARKETS
FUND, INC.



FUND LOGO



Annual Report

June 30, 1999



Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.






Merrill Lynch
Developing
Capital Markets
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper



Merrill Lynch Developing Capital Markets Fund, Inc.

Map Depicting the Fund's Asset Allocation As a Percentage* of Net
Assets as of June 30, 1999

VENEZUELA                                   0.6%
BRAZIL                                     12.3%
HUNGARY                                     2.5%
CZECH REPUBLIC                              0.5%
POLAND                                      2.6%
RUSSIA                                      0.9%
GREECE                                      1.7%
TURKEY                                      1.7%
INDIA                                       6.6%
THAILAND                                    4.2%
CHINA                                       1.0%
HONG KONG                                   1.6%
SOUTH KOREA                                16.0%
MEXICO                                     11.7%
CHILE                                       0.2%
ARGENTINA                                   1.3%
EGYPT                                       0.1%
SOUTH AFRICA                                8.7%
ISRAEL                                      2.3%
INDONESIA                                   2.3%
MALAYSIA                                    6.8%
TAIWAN                                      7.9%
PHILIPPINES                                 1.8%

[FN]
*Total may not equal 100%.


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 1999


DEAR SHAREHOLDER


Fiscal Year in Review
During the 12-month period ended June 30, 1999, total returns for Merrill Lynch Developing Capital Markets Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +14.60%, +13.37%, +13.42% and +14.26%, respectively. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6--8 of this report to shareholders.) The unmanaged Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index rose 28.71% during the same period. Detrimental to performance was the Fund's overweighted position in Hungary, which declined 16.12%. Stock selection in Poland, India and Mexico also negatively impacted the Fund's performance relative to the MSCI EMF Index. Also hurting performance was the Fund's large cash position during the later months of 1998. Offsetting these negatives were positive performance contributions of an overweighting in some Asian markets, specifically Malaysia, Thailand and Taiwan.

Investment Overview and Activities
During the three-month period ended June 30, 1999, Merrill Lynch Developing Capital Markets Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +27.88%, +27.42%, +27.40% and +27.68%, respectively. The unmanaged MSCI EMF Index rose 24.40% during the same period. The Fund's outperformance during the June quarter is attributable to its overweighted positions in many of the Asian markets, including Indonesia, Malaysia Free, South Korea and Thailand Free, whose markets were up 121.62%, 71.57%, 64.44% and 61.19%, respectively. Also benefiting performance was the relative outperformance of the Fund's stocks in Mexico as compared to their relative market. (References to securities markets of all countries in this letter to shareholders correspond to those countries' market weightings in the MSCI EMF Index and are for the three-month period ended June 30, 1999.)

The recovery in emerging markets continued in the three-month period ended June 30, 1999. Overall, emerging markets enjoyed a broad-based rally driven primarily by the perception that these economies had seen their worst and were on the road to recovery. This perception, which we partly share, was supported by evidence such as rising industrial production in South Korea, a pickup in consumer spending in Thailand and the recovery in the prices of some commodities such as pulp and oil.

Bolstering the case for emerging markets recovery were reflationary efforts in the major economies of the United States, Japan and the European Union. This was indicated by the neutral monetary stance of the US Federal Reserve Board through most of the period, the fiscal stimulus and the possibility of monetization in Japan, and the decline in interest rates in the European Union. In addition, investors regained confidence in these markets as countries, such as Brazil, Malaysia, South Korea and Thailand, were successful in raising capital in the foreign markets.

To add balance to this positive assessment of the developing markets, we note that the evidence of recovery has so far been limited to relatively few countries. In our view, the necessary structural reforms in countries such as Indonesia and Brazil are still works in progress. Developing economies and their emerging markets may appear to be recovering, but progress can easily be slowed by external events.

These events could include a curtailment of capital flows to the developing markets if there is a sharp rising trend in US interest rates or a prolonged decline in the US stock market. Cyclical stocks and the Mexican, Brazilian and South African stock markets in general could be particularly vulnerable to a collapse in commodity prices if the European and Japanese economies fail to reflate. Some Israeli, South Korean and Taiwanese technology shares could be hurt by a decline in prices of US technology stock prices. Nonetheless, assuming the investment environments continue to improve, we believe the case for investing in these countries with a long-term view is very much intact.

South Korea was one of the best-performing markets during the three months ended June 30, 1999, rising 64.44%. South Korea is a prime example of an incomplete restructuring. Although the country has made progress in areas such as recapitalizing and restructuring the banking sector and increasing transparency in corporate financial disclosures, little has been achieved in reforming the giant conglomerates, or chaebols. However, the stock market has rewarded the South Korean government's stated desire to make the necessary improvements to the economy.

Evidence of the seriousness of the South Korean government's intention to reform will be the deregulation of state companies such as Korea Electric Power Corporation (KEPCO). KEPCO is the state monopoly for generation and distribution of electricity. In the past, the company has had to shoulder the burden of subsidizing the industrial sectors for the sake of economic development. We believe that the South Korean government is committed to deregulating the pricing of electricity. South Korea had the largest country weighting in the Fund, comprising 16.0% of net assets.

In Thailand, recovery and restructuring continued during the three-month period ended June 30, 1999. The auctioning of bad loans taken from the finance companies has been proceeding slowly. The three largest banks--including two Fund investments, Bangkok Bank Public Company Limited and Thai Farmers Bank Public Company Limited-- appear to be successfully recapitalizing themselves. One of the largest conglomerates in Thailand, The Siam Cement Public Company Limited, which is also a holding in the Fund, disposed of subsidiaries and joint venture stakes in non-core businesses. The stock price of the foreign shares of Siam Cement quadrupled from its lowest level last year.

Growth prospects for the South African economy improved during the three-month period ended June 30, 1999. The beginning of a commodity cycle upturn has been extremely positive for exports of commodities including platinum, diamonds and coal, which comprise one-third of South Africa's exports. In addition, interest rates have been declining and may decline further, particularly since the currency has been relatively stable. Our investments in South Africa comprised 8.7% of net assets.

Corporate earnings in South Africa were a positive surprise. For example, Impala Platinum Holdings Limited reported first-half fiscal year earnings per share up 127%. This was a strong result, despite the flat prices for its metals. The substantial rise in earnings was driven by the company's cost containment program, which limited the rise in cash costs to 2.5% for the three-month period, and by fees from refining other platinum producers' concentrate. In addition to this, the depreciation of the South African currency during the six-month period ended June 30, 1999 also benefited the company, since its costs are primarily rand-based, while its revenues are US dollar-based prices for platinum, palladium and rhodium.

The two most prominent companies engaged in these restructuring activities are Anglo American PLC and South African Breweries PLC. Both companies have recently moved their domiciles to London in an effort to facilitate raising capital and to potentially lower their costs of capital by diversifying their asset bases. In anticipation of the changes in domicile, both companies streamlined their operations, sold off non-core assets, and were developing strategies intended to drive their future growth prospects, both within and outside of South Africa.


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 1999


Restructuring is also an ongoing theme in other countries. In
Israel, Koor Industries Limited continued to enhance its shareholder value through the disposition of non-core assets in the food and ammunition industries and consolidation of its positions in the telecommunications industry through increased holdings in ECI and in the agrochemical industry through increased ownership of MA Industries.

In Poland, Elektrim Spolka Akcyjna SA--one of the country's largest industrial conglomerates and a long-term holding of the Fund--is transforming rapidly under new management. The company was a post-Soviet era behemoth that inherited a broad and unrelated array of activities, many of which operated at a loss. Through divestments and acquisitions, it is focusing on what the company's management deems to be businesses that are attractive in Poland and could increase in value. These are telecommunications services, including wireless and wired line telephone and cable television, and power, including engineering services and generation equipment.

Our equity investments in Brazil comprised 12.3% of the Fund's net assets. As noted above, fiscal reforms are still pending and their postponement is causing some concern in the markets. However, there are investments that we believe can make a positive contribution to the Fund's performance because of their defensive qualities as well as attractive valuations. One example is the diversified mining company Companhia Vale do Rio Doce (CVRD). CVRD benefits from the weaker Brazilian real, as its revenue stream is primarily US dollar-based, while the majority of its costs are in local currency. As the world's largest producer of iron ore, the company stands to benefit from improving conditions in the global steel market. We believe that values such as those in CVRD are compelling enough to justify taking a long-term position in Brazil, notwithstanding the near-term market volatility that we expect.

There has been value in emerging market investments for some time. Nevertheless, the stock markets declined. We believe that aside from compelling stock valuations, there are several drivers that could improve the performance of these stock markets. These include the improving outlook for earnings and economic growth, the scope for interest rate declines as perceived risk subsides, and what we believe to be the bottoming out of the global economic cycle and commodity prices.

In Conclusion
We thank you for your ongoing interest in Merrill Lynch Developing Capital Markets Fund, Inc., and we look forward to reviewing our strategy with you in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Grace Pineda)
Grace Pineda
Senior Vice President and
Portfolio Manager



August 12, 1999




OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Donald Cecil, Director
Roland M. Machold, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Grace Pineda, Senior Vice President
and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Barbara G. Fraser, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02119

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 1999


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Total Return Based on a $10,000 Investment--Class A Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Morgan Stanley Capital International EAFE Index and the Morgan Stanley Capital International Emerging Markets Free Index. Beginning and ending values are:


                                                 9/01/89**      6/99

ML Developing Capital Markets Fund, Inc.++--
Class A Shares*                                  $ 9,475      $17,090

Morgan Stanley Capital International
EAFE Index++++                                   $10,000      $17,627

Morgan Stanley Capital International
Emerging Markets Free Index++++++                $10,000      $29,269


A line graph depicting the growth of an investment in the Fund's Class B Shares compared to growth of an investment in the Morgan Stanley Capital International EAFE Index and the Morgan Stanley Capital International Emerging Markets Free Index. Beginning and ending values are:


                                                 7/01/94**      6/99

ML Developing Capital Markets Fund, Inc.++--
Class B Shares*                                  $10,000      $ 9,283

Morgan Stanley Capital International
EAFE Index++++                                   $10,000      $14,836

Morgan Stanley Capital International
Emerging Markets Free Index++++++                $10,000      $ 9,594


A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the Morgan Stanley Capital International EAFE Index and the Morgan Stanley Capital International Emerging Markets Free Index. Beginning and ending values are:


                                                10/21/94**      6/99

ML Developing Capital Markets Fund, Inc.++--
Class C Shares*                                  $10,000      $ 8,078

ML Developing Capital Markets Fund, Inc.++--
Class D Shares*                                  $ 9,475      $ 7,945

Morgan Stanley Capital International
EAFE Index++++                                   $10,000      $14,344

Morgan Stanley Capital International
Emerging Markets Free Index++++++                $10,000      $ 8,091

[FN]
     *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
    **Commencement of operations.
    ++ML Developing Capital Markets Fund, Inc. invests in securities, principally equities, of issuers in countries having smaller capital markets.
  ++++This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Asia and the Far East. The starting date for the Index in the Class A Shares' graph is from 8/31/89, in the Class B Shares' graph is from 6/30/94 and in the Class C & Class D Shares' graph is from 10/31/94.
++++++This unmanaged Index measures the total returns of emerging foreign stock markets in Europe, Asia and the Far East. The starting date for the Index in the Class A Shares' graph is from 8/31/89, in the Class B Shares' graph is from 6/30/94 and in the Class C & Class D Shares' graph is from 10/31/94.



Average Annual
Total Return

                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 6/30/99                        +14.60%         +8.59%
Five Years Ended 6/30/99                  - 0.52          -1.59
Inception (9/01/89) through 6/30/99       + 6.18          +5.60

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
Class B Shares*                        Without CDSC      With CDSC**

Year Ended 6/30/99                        +13.37%         +9.37%
Inception (7/01/94)
through 6/30/99                           - 1.48          -1.48

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
Class C Shares*                        Without CDSC     With CDSC**

Year Ended 6/30/99                        +13.42%        +12.42%
Inception (10/21/94)
through 6/30/99                           - 4.45         - 4.45

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 6/30/99                        +14.26%         +8.26%
Inception (10/21/94)
through 6/30/99                           - 3.69          -4.79

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 1999


PERFORMANCE DATA (concluded)

Recent
Performance
Results*
                                                                12 Month       3 Month    Since Inception
                                                              Total Return   Total Return   Total Return
ML Developing Capital Markets Fund Class A Shares               +14.60%        +27.88%        +80.35%
ML Developing Capital Markets Fund Class B Shares               +13.37         +27.42         - 7.17
ML Developing Capital Markets Fund Class C Shares               +13.42         +27.40         -19.22
ML Developing Capital Markets Fund Class D Shares               +14.26         +27.68         -16.16

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's since inception dates are from 9/01/89 for Class A Shares, from 7/01/94 for Class B Shares and from 10/21/94 for Class C & Class D Shares.


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 1999

CONSOLIDATED SCHEDULE OF INVESTMENTS                                                                           (in US dollars)
                                  Shares                                                                  Value     Percent of
AFRICA       Industries            Held               Investments                          Cost         (Note 1a)   Net Assets
South        Banking                 96,766   Nedcor Limited                         $    1,955,708   $    2,190,626    1.0%
Africa

             Beverages              120,159 ++South African Breweries PLC                   876,599        1,043,476    0.5
                                         35 ++South African Breweries PLC (c)                   298              304    0.0
                                                                                     --------------   --------------  ------
                                                                                            876,897        1,043,780    0.5

             Financial            2,329,267   FirstRand Limited                           3,412,002        2,663,563    1.3
             Services

             Gold Mines              51,830   AngloGold Limited (ADR)(a)                  1,128,679        1,114,345    0.5

             Health Insurance       363,939 ++Sanlam Limited                                388,152          431,250    0.2

             Insurance               13,232 ++Liberty International PLC                      91,631           87,607    0.0
                                     28,380   Liberty Life Association of Africa
                                                Limited                                     403,890          363,569    0.2
                                                                                     --------------   --------------  ------
                                                                                            495,521          451,176    0.2

             Metals--Non-Ferrous     53,279 ++Anglo American PLC                          2,549,343        2,490,003    1.2
                                    615,066   Gencor Limited                              1,447,453        1,692,094    0.8
                                     64,652   Impala Platinum Holdings Limited            1,527,864        1,626,479    0.8
                                                                                     --------------   --------------  ------
                                                                                          5,524,660        5,808,576    2.8

             Miscellaneous           44,395   De Beers (ADR)(a)                           1,020,956        1,059,931    0.5
             Materials &            571,894   Nampak Limited                                862,910        1,582,802    0.7
             Commodities                                                             --------------   --------------  ------
                                                                                          1,883,866        2,642,733    1.2

             Retail               1,377,400   Metro Cash and Carry Limited                1,037,172        1,141,366    0.5
                                    207,852   Pepkor Limited                                667,665          837,057    0.4
                                                                                     --------------   --------------  ------
                                                                                          1,704,837        1,978,423    0.9

             Retail--Stores          17,368   Edgars Consolidated Stores Limited             64,258          134,995    0.1

                                              Total Investments in Africa                17,434,580       18,459,467    8.7


EUROPE


Czech        Telephone Networks      67,928 ++SPT Telecom AS                                904,584        1,101,884    0.5
Republic
                                              Total Investments in the Czech Republic       904,584        1,101,884    0.5


Greece       Banking                  8,707   Alpha Credit Bank                             541,568          561,011    0.3

             Beverages               27,253   Hellenic Bottling Co.                         899,249          658,272    0.3

             Building &              25,021   Titan Cement Company                        2,162,016        2,303,082    1.1
             Construction

                                              Total Investments in Greece                 3,602,833        3,522,365    1.7


Hungary      Banking                 21,305   OTP Bank Rt. (GDR)(b)                         950,150          873,505    0.4

             Oil & Related           74,466 ++MOL Magyar Olaj-es Gazipari Rt.
                                                (GDR)(b)                                  2,045,484        1,768,568    0.8

             Telecommunications     498,975   Magyar Tavkozlesi Rt.--Matav                2,904,795        2,700,398    1.3
                                      1,183   Magyar Tavkozlesi Rt. (ADR)(a)                 31,202           32,533    0.0
                                                                                     --------------   --------------  ------
                                                                                          2,935,997        2,732,931    1.3

                                              Total Investments in Hungary                5,931,631        5,375,004    2.5


Poland       Banking                 90,148   Wielkopolski Bank Kredytowy SA                886,674          528,795    0.2

             Business &             100,135 ++ComputerLand SA                             2,109,294        1,902,591    0.9
             Public
             Services

             Multi-Industry         220,231   Elektrim Spolka Akcyjna SA                  2,280,859        3,117,271    1.5

                                              Total Investments in Poland                 5,276,827        5,548,657    2.6


Russia       Energy Sources       2,025,000   Irkutskenergo                                 255,918          202,500    0.1
                                     26,483   LUKoil Holding (ADR)(a)                       871,819        1,048,727    0.5
                                                                                     --------------   --------------  ------
                                                                                          1,127,737        1,251,227    0.6

             Telecommuni-         3,268,800 ++Bashinformsvyaz                             1,455,190          228,816    0.1
             cations                169,200   Nizhnovsvyazinform                            879,840          164,124    0.1
                                                                                     --------------   --------------  ------
                                                                                          2,335,030          392,940    0.2

             Utilities--          2,066,208   Bashkirenergo                               1,187,599          146,701    0.1
             Electric
                                              Total Investments in Russia                 4,650,366        1,790,868    0.9


Turkey       Banking            155,373,140 ++Turkiye Garanti Bankasi AS                  1,273,901        1,160,298    0.5
                                 53,343,402   Yapi ve Kredi Bankasi AS                      549,106          771,425    0.4
                                 42,674,721   Yapi ve Kredi Bankasi AS (Receipts)           286,788          617,140    0.3
                                                                                     --------------   --------------  ------
                                                                                          2,109,795        2,548,863    1.2

             Beverages            3,118,811   Ege Biracilik Ve Malt Sanayii AS              332,529          232,907    0.1

             Retail                 728,650   Migros Turk T.A.S.                            968,064          906,904    0.4


                                              Total Investments in Turkey                 3,410,388        3,688,674    1.7


                                              Total Investments in Europe                23,776,629       21,027,452    9.9


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 1999


CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                           (in US dollars)
LATIN                             Shares                                                                  Value     Percent of
AMERICA      Industries            Held               Investments                          Cost         (Note 1a)   Net Assets
Argentina    Oil & Related          203,276   Perez Companc SA 'B'                   $    1,300,801   $    1,169,001    0.6%

             Real Estate             33,761 ++IRSA Inversiones y Representaciones
                                                SA (GDR)(b)                                 924,979        1,042,371    0.5

             Telecommunications       9,112   Telecom Argentina Stet-France
                                                Telecom SA (ADR)(a)(c)                      310,355          243,746    0.1
                                      7,898   Telefonica de Argentina SA (ADR)(a)           292,700          247,800    0.1
                                                                                     --------------   --------------  ------
                                                                                            603,055          491,546    0.2

                                              Total Investments in Argentina              2,828,835        2,702,918    1.3


Brazil       Banking              1,364,032   Banco Itau SA (Preferred)                     709,168          700,490    0.3
                                     80,710   Uniao de Bancos Brasileiros SA
                                                (Unibanco) (GDR)(b)                       1,156,684        1,942,084    0.9
                                                                                     --------------   --------------  ------
                                                                                          1,865,852        2,642,574    1.2

             Beverages                3,083   Companhia Cervejaria Brahma (ADR)(a)           28,710           34,876    0.0
                                  3,054,861   Companhia Cervejaria Brahma
                                                (Preferred)                               1,797,729        1,718,790    0.8
                                                                                     --------------   --------------  ------
                                                                                          1,826,439        1,753,666    0.8

             Metals & Steel         185,245   Companhia Vale do Rio Doce 'A'
                                                (Preferred)                               3,643,010        3,637,994    1.7

             Oil & Related        8,778,334   Petroleo Brasileiro SA--Petrobras
                                                (Preferred)                               2,088,949        1,357,372    0.6

             Retail                   7,500   Companhia Brasileira de Distribuicao
                                                Grupo Pao de Acucar SA (ADR)(a)             118,901          140,156    0.1

             Telecommuni-        66,120,526 ++Tele Celular Sul Participacoes SA             130,355           98,136    0.0
             cations            119,678,442 ++Tele Norte Leste Participacoes SA           1,389,487        1,073,864    0.5
                                    273,272 ++Tele Norte Leste Participacoes SA
                                                (ADR)(a)                                  4,054,109        5,072,612    2.4
                                     42,623 ++Telecomunicacoes Brasileiras SA--
                                                Telebras (ADR)(a)                             2,664            2,664    0.0
                                     41,290   Telecomunicacoes Brasileiras SA--
                                                Telebras (Preferred Block)(ADR)(a)        3,261,179        3,723,842    1.8
                                 23,507,700   Telerj Celular SA 'B'                         652,176          766,786    0.4
                                 73,248,526 ++Telesp Participacoes SA                     1,652,828          950,743    0.4
                                     44,699   Telesp Participacoes SA (ADR)(a)              955,307        1,022,490    0.5
                                                                                     --------------   --------------  ------
                                                                                         12,098,105       12,711,137    6.0

             Utilities          123,698,000 ++Centrais Eletricas Basileiras SA--
             --Electric                         Eletrobras                                3,811,773        2,338,534    1.1
                                 78,293,870   Companhia Energetica de Minas
                                                Gerais SA--CEMIG (Preferred)              2,070,190        1,643,641    0.8
                                                                                     --------------   --------------  ------
                                                                                          5,881,963        3,982,175    1.9

                                              Total Investments in Brazil                27,523,219       26,225,074   12.3


Chile        Utilities--             17,626   Enersis SA (ADR)(a)                           419,041          403,195    0.2
             Electric & Gas

                                              Total Investments in Chile                    419,041          403,195    0.2


Mexico       Beverages &             28,663   Fomento Economico Mexicano, SA de
             Tobacco                            CV (ADR)(a)                               1,006,365        1,142,937    0.6
                                    109,729   Panamerican Beverages, Inc. 'A'
                                                (US Registered Shares)                    3,258,436        2,612,922    1.2
                                                                                     --------------   --------------  ------
                                                                                          4,264,801        3,755,859    1.8

             Broadcasting/Media     122,372 ++Grupo Televisa SA (GDR)(b)                  2,505,638        5,483,795    2.6
                                    118,810 ++TV Azteca, SA de CV (ADR)(a)                  902,019          616,327    0.3
                                                                                     --------------   --------------  ------
                                                                                          3,407,657        6,100,122    2.9

             Building Materials      14,455   Cemex, SA de CV (ADR)(a)                      125,617          142,291    0.1
                                     60,800   Cemex, SA de CV 'B'                           162,661          300,939    0.1
                                    162,355   Cemex, SA de CV 'B' (ADR)(a)                1,603,563        1,605,042    0.8
                                      2,335   Cemex, SA de CV-CPO                            10,837           11,533    0.0
                                                                                     --------------   --------------  ------
                                                                                          1,902,678        2,059,805    1.0

             Diversified             47,142 ++Grupo Sanborns SA 'B1'                         85,323           88,938    0.0
             Companies

             Food                   569,400   Grupo Industrial Bimbo, SA de CV 'A'        1,216,194        1,261,310    0.6

             Healthcare/            791,698   Kimberly-Clark de Mexico, SA de
             Personal Care                      CV 'A'                                    2,694,146        3,255,737    1.5

             Multi-Industry         472,514 ++Grupo Carso, SA de CV 'A1'                  1,418,781        2,188,539    1.0

             Telecommunications      75,858   Telefonos de Mexico SA (ADR)(a)             3,438,332        6,130,275    2.9

                                              Total Investments in Mexico                18,427,912       24,840,585   11.7


Venezuela    Telecommunications      48,672   Compania Anonima Nacional Telefonos
                                                de Venezuela (CANTV)(ADR)(a)                782,493        1,326,312    0.6


                                              Total Investments in Venezuela                782,493        1,326,312    0.6


                                              Total Investments in Latin America         49,981,500       55,498,084   26.1


MIDDLE
EAST

Egypt        Banking                 29,677   Commercial International (c)                  271,089          264,125    0.1

                                              Total Investments in Egypt                    271,089          264,125    0.1


Israel       Banking                429,403   Bank Hapoalim                                 834,632        1,103,761    0.5
                                    565,134   Bank Leumi Le-Israel                        1,065,518        1,070,083    0.5
                                                                                     --------------   --------------  ------
                                                                                          1,900,150        2,173,844    1.0

             Multi-Industry          34,155   Koor Industries Limited (ADR)(a)              830,584          798,373    0.4

             Telecommunications     486,496 ++Bezeq Israeli Telecommunication
                                                Corporation Ltd.                          2,040,197        1,962,880    0.9

                                              Total Investments in Israel                 4,770,931        4,935,097    2.3

                                              Total Investments in the Middle East        5,042,020        5,199,222    2.4


PACIFIC
BASIN/ASIA


China        Electrical &           641,500   Eastern Communication Co., Ltd. 'B'           582,047          654,330    0.3
             Electronics

             Machinery &          3,192,774   Qingling Motor Company 'H'                  1,504,408          769,531    0.4
             Engineering

             Utilities--          2,056,000   Beijing Datang Power Generation Company
             Electric                           Limited 'H'                                 944,745          662,491    0.3

                                              Total Investments in China                  3,031,200        2,086,352    1.0


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 1999


CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                           (in US dollars)
PACIFIC
BASIN/ASIA                        Shares                                                                  Value     Percent of
(continued)  Industries            Held               Investments                          Cost         (Note 1a)   Net Assets
Hong Kong    Building            11,002,219 ++Anhui Conch Cement Co. Ltd. 'H'        $    3,013,733   $    1,871,849    0.9%
             Products

             Insurance--            731,800 ++Pacific Century Insurance Holdings
             Multiline                          Limited                                     598,325          592,337    0.3

             Transportation       9,060,000   Sichuan Expressway Co. 'H'                    905,593          945,867    0.4

                                              Total Investments in Hong Kong              4,517,651        3,410,053    1.6


India        Banking                    800   State Bank of India                             5,934            4,375    0.0
                                     96,780   State Bank of India                           474,675          529,262    0.3
                                                                                     --------------   --------------  ------
                                                                                            480,609          533,637    0.3

             Building Products          100 ++Associated Cement Companies Ltd.                  330              395    0.0
                                      7,110 ++Associated Cement Companies Ltd.               23,476           28,089    0.0
                                      8,000   Associated Cement Companies Ltd.
                                                (Rights)                                      4,467            5,361    0.0
                                                                                     --------------   --------------  ------
                                                                                             28,273           33,845    0.0

             Business & Public       62,838 ++Pentafour Software & Exports Ltd.           1,106,893        1,654,013    0.8
             Services                29,870 ++Satyam Computer Services Limited            1,056,086          874,479    0.4
                                                                                     --------------   --------------  ------
                                                                                          2,162,979        2,528,492    1.2

             Chemicals                  170   Reliance Industries Ltd.                          726              693    0.0
                                    177,785 ++Reliance Industries Ltd.                      650,372          725,343    0.3
                                                                                     --------------   --------------  ------
                                                                                            651,098          726,036    0.3

             Energy Sources          92,414   BSES Ltd. (GDR)(b)                          1,183,826          901,037    0.4
                                        682   Bombay Electrical Supply                        3,819            2,349    0.0
                                                                                     --------------   --------------  ------
                                                                                          1,187,645          903,386    0.4

             Financial Services          39   Housing Development Finance
                                                Corporation Ltd. (HDFC)                       3,324            2,001    0.0
                                  1,004,527   ICICI Ltd.                                  1,709,178        1,704,750    0.8
                                     80,850   ICICI Ltd. (GDR)(b)                           829,133          808,500    0.4
                                                                                     --------------   --------------  ------
                                                                                          2,541,635        2,515,251    1.2

             Food & Household        68,795 ++Hindustan Lever Limited                     2,762,014        3,780,469    1.8
             Products

             Leisure & Tourism       51,397 ++EIH Limited                                   575,881          249,212    0.1

             Metals--Non-Ferrous    133,000   Hindalco Industries Ltd.                    1,347,790        1,930,051    0.9

             Oil Services               400   Hindustan Petroleum Corporation Ltd.            5,058            2,295    0.0

             Telecommunications      71,797   Videsh Sanchar Nigam Ltd. (GDR)(b)            928,676          886,693    0.4

                                              Total Investments in India                 12,671,658       14,089,367    6.6


Indonesia    Building Products    1,098,500   P.T. Semen Gresik (Persero) Tbk               836,725        2,386,314    1.1

             Telecommunications     123,835   P.T. Indosat (Persero) Tbk (ADR)(a)         3,227,397        2,414,783    1.2

                                              Total Investments in Indonesia              4,064,122        4,801,097    2.3


Malaysia+++  Banking                473,000   Malayan Banking Berhad                        993,395        1,419,000    0.7

             Energy Sources         713,000   Petronas Gas Berhad                         2,966,536        1,688,684    0.8

             Telecommunications   1,784,000   Telekom Malaysia Berhad                     4,655,281        6,666,526    3.1

             Tobacco                627,400   Rothmans of Pall Mall (Malaysia)
                                                Berhad                                    4,240,742        4,746,776    2.2

                                              Total Investments in Malaysia              12,855,954       14,520,986    6.8


Phili-       Banking                170,740   Metropolitan Bank & Trust Company           1,353,726        1,707,400    0.8
ppines
             Utilities--            603,160   Manila Electric Company 'B'                 2,077,599        2,174,550    1.0
             Electric & Gas

                                              Total Investments in the Philippines        3,431,325        3,881,950    1.8


South        Automobile              33,769 ++Hyundai Motor Company Ltd.                    566,960          800,828    0.4
Korea
             Banking                 48,580   Housing & Commercial Bank, Korea              815,450        1,531,896    0.7
                                     75,150   Kookmin Bank                                  692,266        1,525,723    0.7
                                                                                     --------------   --------------  ------
                                                                                          1,507,716        3,057,619    1.4

             Chemicals               13,790   Honam Petrochemical Corporation               212,442          321,667    0.1
                                     35,360   L.G. Chemical Limited                         431,923          962,281    0.5
                                                                                     --------------   --------------  ------
                                                                                            644,365        1,283,948    0.6

             Cosmetics               10,760   Pacific Corporation                           204,618          260,285    0.1

             Electronic              47,996   Samsung Display Devices Co., Ltd.           1,704,303        2,612,309    1.2
             Components

             Electronics             70,341   Samsung Electronics                         2,886,843        7,717,760    3.6

             Retail--Stores          24,160 ++Keumkang Development Ind. Company             206,479          320,394    0.2

             Steel                   32,746   Pohang Iron & Steel Company, Ltd.
                                                (ADR)(a)                                    499,377        1,101,084    0.5

             Telecommunications     110,066 ++Korea Telecom Corporation (ADR)(a)          3,035,664        4,402,640    2.1

             Utilities--            158,350   Korea Electric Power Corporation            3,823,755        6,580,246    3.1
             Electric               287,307   Korea Electric Power Corporation
                                                (ADR)(a)                                  3,657,450        5,889,794    2.8
                                                                                     --------------   --------------  ------
                                                                                          7,481,205       12,470,040    5.9

                                              Total Investments in South Korea           18,737,530       34,026,907   16.0


Taiwan       Banking                    545   Bank Sinopac                                      235              380    0.0
                                  3,243,240 ++E. Sun Commercial Bank                      2,271,667        1,807,938    0.8
                                                                                     --------------   --------------  ------
                                                                                          2,271,902        1,808,318    0.8

             Building Products      605,000   Asia Cement Corporation                       523,604          543,357    0.3
                                    628,000   Taiwan Cement Corporation                     569,152          486,219    0.2
                                                                                     --------------   --------------  ------
                                                                                          1,092,756        1,029,576    0.5

             Chemicals            1,363,446   Formosa Plastic Corporation                 2,468,079        2,871,302    1.4

             Electronic             471,636 ++Mosel Vitelic, Inc.                           522,759          331,562    0.2
             Components

             Financial            1,327,000 ++Grand Cathay Securities Corporation           912,702        1,047,956    0.5
             Securities

             Financial              386,000 ++China Development Industrial Bank Inc.        767,464          962,310    0.5
             Services

             Health Insurance       463,000   Cathay Life Insurance Co., Ltd.             1,583,994        1,663,301    0.8

             Semiconductors       1,313,640 ++Taiwan Semiconductor Manufacturing
                                                Company                                   2,274,450        5,024,297    2.3

             Steel                2,089,500   China Steel Corporation                     1,314,133        1,578,935    0.7

             Transportation--       618,335 ++Yang Ming Marine Transport Corp.              683,132          402,138    0.2
             Marine

                                              Total Investments in Taiwan                13,891,371       16,719,695    7.9


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 1999


CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)                                                           (in US dollars)
PACIFIC
BASIN/ASIA                        Shares                                                                  Value     Percent of
(concluded)  Industries            Held               Investments                          Cost         (Note 1a)   Net Assets
Thailand     Banking                554,000 ++Bangkok Bank Public Company Limited
                                                'Foreign'                            $    1,338,620   $    2,074,681    1.0%
                                  1,297,000   Siam Commercial Bank Public Company
                                                Limited (Warrants)(d)                             0          835,923    0.4
                                    979,300 ++Thai Farmers Bank Public Company
                                                Limited 'Foreign'                         3,610,451        3,029,585    1.4
                                                                                     --------------   --------------  ------
                                                                                          4,949,071        5,940,189    2.8

             Broadcasting/Media     363,160   BEC World Public Company Limited
                                                'Foreign'                                 3,123,757        2,266,670    1.1

             Building Materials      23,349 ++The Siam Cement Public Company Limited        571,282          709,657    0.3

                                              Total Investments in Thailand               8,644,110        8,916,516    4.2

                                              Total Investments in the Pacific
                                              Basin/Asia                                 81,844,921      102,452,923   48.2

SHORT-TERM                         Face
SECURITIES                        Amount

             Commercial      US$  9,650,000   General Motors Acceptance Corp.,
             Paper*                             5.63% due 7/01/1999                       9,650,000        9,650,000    4.5

                                              Total Investments in Short-Term
                                              Securities                                  9,650,000        9,650,000    4.5


             Total Investments                                                       $  187,729,650      212,287,148   99.8
                                                                                     ==============
             Unrealized Depreciation on Forward Foreign Exchange Contracts**                                (468,835)  (0.2)

             Other Assets Less Liabilities                                                                   816,623    0.4
                                                                                                      --------------  ------
             Net Assets                                                                               $  212,634,936  100.0%
                                                                                                      ==============  ======


           ++Non-income producing security.
          +++Effective February 16, 1999, the Fund's Board of Directors adopted a change in valuation for Malaysian securities. The Fund will utilize a Malaysian exchange rate of 3.80 and record an estimated exit tax on the value of any investments made before February 15, 1999, based upon its value as of August 31, 1998, in the amount of 30% through March 31, 1999, 20% from April 1, 1999 through May 31, 1999 and 10% from June 1, 1999 through August 31, 1999. These changes are due to the capital controls implemented by the Malaysian government, which froze the Malaysian ringgit at 3.80 until September 1, 1999 and initiated a tax at various rates, as described above, on any funds repatriated from Malaysia.
          (a)American Depositary Receipts (ADR).
          (b)Global Depositary Receipts (GDR).
          (c)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
          (d)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
            *Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
           **Forward foreign exchange contracts sold as of June 30, 1999 were as follows:

                                                        Unrealized
             Foreign                   Expiration      Depreciation
             Currency Sold                Date           (Note 1b)

             KRW 18,000,000,000        April 2000       $ (468,835)

             Total Unrealized Depreciation on Forward
             Foreign Exchange Contracts--Net
             (US$ Commitment--$15,000,000)              $ (468,835)
                                                        ==========


             See Notes to Consolidated Financial Statements.


CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
                    As of June 30, 1999
Assets:             Investments, at value (identified cost--$187,729,650) (Note 1a)                       $  212,287,148
                    Foreign cash (Note 1c)                                                                       965,548
                    Receivables:
                       Securities sold                                                    $   1,921,158
                       Dividends                                                                949,100
                       Capital shares sold                                                      488,836        3,359,094
                                                                                         --------------
                    Prepaid expenses and other assets (Note 1f)                                                   23,757
                                                                                                          --------------
                    Total assets                                                                             216,635,547
                                                                                                          --------------

Liabilities:        Unrealized depreciation on forward foreign exchange
                    contracts (Note 1b)                                                                          468,835
                    Payables:
                       Securities purchased                                                   1,089,061
                       Capital shares redeemed                                                  793,439
                       Investment adviser (Note 2)                                              183,750
                       Distributor (Note 2)                                                      99,394        2,165,644
                                                                                         --------------
                    Accrued expenses and other liabilities                                                     1,366,132
                                                                                                          --------------
                    Total liabilities                                                                          4,000,611
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  212,634,936
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $.10 par value,
Consist of:         100,000,000 shares authorized                                                         $      699,753
                    Class B Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                                795,743
                    Class C Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                                154,096
                    Class D Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                                166,302
                    Paid-in capital in excess of par                                                         449,083,577
                    Accumulated distributions in excess of investment
                    income--net (Note 1g)                                                                     (2,542,794)
                    Accumulated realized capital losses on investments and
                    foreign currency transactions--net (Note 6)                                             (231,616,998)
                    Accumulated distributions in excess of realized capital
                    gains on investments and foreign currency
                    transactions--net (Note 1g)                                                              (27,312,230)
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                         23,207,487
                                                                                                          --------------
                    Net assets                                                                            $  212,634,936
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $83,114,734 and 6,997,528
Value:                       shares outstanding                                                           $        11.88
                                                                                                          ==============
                    Class B--Based on net assets of $92,104,098 and 7,957,431
                             shares outstanding                                                           $        11.57
                                                                                                          ==============
                    Class C--Based on net assets of $17,768,346 and 1,540,963
                             shares outstanding                                                           $        11.53
                                                                                                          ==============
                    Class D--Based on net assets of $19,647,758 and 1,663,022
                             shares outstanding                                                           $        11.81
                                                                                                          ==============


                    See Notes to Consolidated Financial Statements.


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 1999


CONSOLIDATED STATEMENT OF OPERATIONS
                    For the Year Ended June 30, 1999
Investment Income   Dividends (net of $572,802 foreign withholding tax)                                   $    5,514,199
(Notes 1d & 1e):    Interest and discount earned                                                               4,353,785
                                                                                                          --------------
                    Total income                                                                               9,867,984
                                                                                                          --------------

Expenses:           Investment advisory fees (Note 2)                                     $   2,512,044
                    Account maintenance and distribution fees--Class B (Note 2)               1,023,333
                    Custodian fees                                                              820,843
                    Transfer agent fees--Class B (Note 2)                                       445,084
                    Transfer agent fees--Class A (Note 2)                                       399,660
                    Accounting services (Note 2)                                                205,571
                    Account maintenance and distribution fees--Class C (Note 2)                 200,590
                    Printing and shareholder reports                                            159,115
                    Professional fees                                                           109,881
                    Transfer agent fees--Class C (Note 2)                                        88,818
                    Transfer agent fees--Class D (Note 2)                                        71,761
                    Registration fees (Note 1f)                                                  70,593
                    Account maintenance fees--Class D (Note 2)                                   49,691
                    Directors' fees and expenses                                                 44,243
                    Dividend fees                                                                22,033
                    Pricing fees                                                                 12,599
                    Other                                                                        63,806
                                                                                         --------------
                    Total expenses                                                                             6,299,665
                                                                                                          --------------
                    Investment income--net                                                                     3,568,319
                                                                                                          --------------


Realized &          Realized loss from:
Unrealized Gains       Investments--net                                                    (122,154,044)
(Loss) on              Foreign currency transactions--net                                    (2,588,902)    (124,742,946)
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net      Investments--net                                                     103,728,131
(Notes 1b, 1c,         Foreign currency transactions--net                                    (1,206,088)     102,522,043
1e & 3):                                                                                 --------------   --------------
                    Net realized and unrealized loss on investments and foreign
                    currency transactions                                                                    (22,220,903)
                                                                                                          --------------
                    Net Decrease in Net Assets Resulting from Operations                                  $  (18,652,584)
                                                                                                          ==============

                    See Notes to Consolidated Financial Statements.


CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                  For the Year
                                                                                                 Ended June 30,
                    Increase (Decrease) in Net Assets:                                        1999            1998
Operations:         Investment income--net                                                $   3,568,319   $      282,261
                    Realized loss on investments and foreign currency trans-
                    actions--net                                                           (124,742,946)    (116,151,091)
                    Change in unrealized appreciation/depreciation on investments and
                    foreign currency transactions--net                                      102,522,043     (227,927,015)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from operations                    (18,652,584)    (343,795,845)
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to       Class A                                                                       --       (3,476,156)
Shareholders           Class B                                                                       --       (1,510,618)
(Note 1g):             Class C                                                                       --         (306,010)
                       Class D                                                                       --         (421,011)
                    In excess of investment income--net:
                       Class A                                                                       --       (2,738,268)
                       Class B                                                                       --       (1,189,956)
                       Class C                                                                       --         (241,052)
                       Class D                                                                       --         (331,643)
                    In excess of realized gain on investments--net:
                       Class A                                                                 (567,181)     (14,124,131)
                       Class B                                                                 (682,842)     (10,342,043)
                       Class C                                                                 (135,257)      (1,974,039)
                       Class D                                                                 (129,720)      (1,891,446)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (1,515,000)     (38,546,373)
                                                                                         --------------   --------------


Capital Share       Net decrease in net assets derived from capital share
Transactions        transactions                                                           (215,573,715)    (184,994,706)
(Note 4):                                                                                --------------   --------------


Net Assets:         Total decreasein net assets                                            (235,741,299)    (567,336,924)
                    Beginning of year                                                       448,376,235    1,015,713,159
                                                                                         --------------   --------------
                    End of year                                                          $  212,634,936   $  448,376,235
                                                                                         ==============   ==============


                    See Notes to Consolidated Financial Statements.



Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 1999


CONSOLIDATED FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have
                    been derived from information provided in the
                    financial statements.                                                  Class A
                                                                                 For the Year Ended June 30,
                    Increase (Decrease) in Net Asset Value:             1999++     1998++    1997++    1996++      1995
Per Share           Net asset value, beginning of year                $  10.44   $  17.23  $  15.05  $  13.35   $  14.61
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .18        .08       .36       .23        .24
                    Realized and unrealized gain (loss) on
                    investments and foreign currency trans-
                    actions--net                                          1.32      (6.18)     2.21      1.71       (.40)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.50      (6.10)     2.57      1.94       (.16)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --       (.12)     (.28)     (.24)      (.04)
                      In excess of investment income--net                   --       (.09)       --        --         --
                      Realized gain on investments--net                     --         --      (.11)       --       (.60)
                      In excess of realized gain on
                      investments--net                                    (.06)      (.48)       --        --       (.46)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.06)      (.69)     (.39)     (.24)     (1.10)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  11.88   $  10.44  $  17.23  $  15.05   $  13.35
                                                                      ========   ========  ========  ========   ========


Total Investment    Based on net asset value per share                  14.60%    (36.00%)   17.66%    14.82%     (1.67%)
Return:**                                                             ========   ========  ========  ========   ========


Ratios to Average   Expenses                                             1.97%      1.63%     1.53%     1.54%      1.62%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               1.94%       .53%     2.32%     1.66%      1.56%
                                                                      ========   ========  ========  ========   ========


Supplemental        Net assets, end of year (in thousands)            $ 83,115   $219,422  $471,790  $342,884   $350,081
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  84.92%     98.16%    86.68%    71.01%     63.37%
                                                                      ========   ========  ========  ========   ========


                                                                                           Class B
                                                                                                                 For the
                    The following per share data and ratios have                                                  Period
                    been derived from information provided in the                                                July 1,
                    financial statements.                                                                      1994++++ to
                                                                            For the Year Ended June 30,          June 30,
                    Increase (Decrease) in Net Asset Value:             1999++     1998++    1997++    1996++      1995
Per Share           Net asset value, beginning of period              $  10.28   $  17.04  $  14.90  $  13.24   $  14.54
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                          .08       (.07)      .19       .09        .08
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     1.27      (6.08)     2.20      1.69       (.32)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.35      (6.15)      2.39      1.78      (.24)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --       (.07)     (.14)     (.12)        --
                      In excess of investment income--net                   --       (.06)       --        --         --
                      Realized gain on investments--net                     --         --      (.11)       --       (.60)
                      In excess of realized gain on
                    investments--net                                      (.06)      (.48)       --        --       (.46)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.06)      (.61)     (.25)     (.12)     (1.06)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  11.57   $  10.28  $  17.04  $  14.90   $  13.24
                                                                      ========   ========  ========  ========   ========


Total Investment    Based on net asset value per share                  13.37%    (36.68%)   16.39%    13.63%     (2.22%)+++
Return:**                                                             ========   ========  ========  ========   ========


Ratios to Average   Expenses                                             3.04%      2.67%     2.57%     2.56%      2.79%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                         .91%      (.53%)    1.22%      .65%      1.01%*
                                                                      ========   ========  ========  ========   ========


Supplemental        Net assets, end of period (in thousands)          $ 92,104   $164,929  $398,468  $302,183   $162,774
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  84.92%     98.16%    86.68%    71.01%     63.37%
                                                                      ========   ========  ========  ========   ========

                                                                                          Class C
                                                                                                                For the
                    The following per share data and ratios have                                                 Period
                    been derived from information provided in the                                             October 21,
                    financial statements.                                                                     1994++++ to
                                                                            For the Year Ended June 30,         June 30,
                    Increase (Decrease) in Net Asset Value:             1999++    1998++    1997++     1996++     1995
Per Share           Net asset value, beginning of period              $  10.24   $  16.99  $  14.87  $  13.22   $  16.71
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                          .08       (.07)      .18       .09        .08
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     1.27      (6.08)     2.20      1.70      (2.50)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.35      (6.15)     2.38      1.79      (2.42)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --       (.07)     (.15)     (.14)      (.01)
                      In excess of investment income--net                   --       (.05)       --        --         --
                      Realized gain on investments--net                     --         --      (.11)       --       (.60)
                      In excess of realized gain on
                      investments--net                                    (.06)      (.48)       --        --       (.46)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.06)      (.60)     (.26)     (.14)     (1.07)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  11.53   $  10.24  $  16.99  $  14.87   $  13.22
                                                                      ========   ========  ========  ========   ========


Total Investment    Based on net asset value per share                  13.42%    (36.69%)   16.37%    13.68%    (14.97%)+++
Return:**                                                             ========   ========  ========  ========   ========


Ratios to Average   Expenses                                             3.04%      2.68%     2.58%     2.56%      2.96%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                         .90%      (.51%)    1.19%     0.67%      1.32%*
                                                                      ========   ========  ========  ========   ========


Supplemental        Net assets, end of period (in thousands)          $ 17,768   $ 32,339  $ 71,769  $ 46,983   $ 18,573
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  84.92%     98.16%    86.68%    71.01%     63.37%
                                                                      ========   ========  ========  ========   ========

                  ++Based on average shares outstanding.
                ++++Commencement of operations.
                 +++Aggregate total investment return.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.

                    See Notes to Consolidated Financial Statements.


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 1999


CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
                                                                                             Class D
                                                                                                                For the
                    The following per share data and ratios have                                                 Period
                    been derived from information provided in the                                             October 21,
                    financial statements.                                                                     1994++++ to
                                                                            For the Year Ended June 30,         June 30,
                    Increase (Decrease) in Net Asset Value:             1999++     1998++    1997++    1996++     1995
Per Share           Net asset value, beginning of period              $  10.41   $  17.19  $  15.02  $  13.33   $  16.77
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .16        .04       .32       .21        .13
                    Realized and unrealized gain (loss) on
                    investments and foreign currency trans-
                    actions--net                                          1.30      (6.15)     2.20      1.69      (2.48)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.46      (6.11)     2.52      1.90      (2.35)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --       (.11)     (.24)     (.21)      (.03)
                      In excess of investment income--net                   --       (.08)       --        --         --
                      Realized gain on investments--net                     --         --      (.11)       --       (.60)
                      In excess of realized gain on
                      investments--net                                    (.06)      (.48)       --        --       (.46)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.06)      (.67)     (.35)     (.21)     (1.09)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  11.81   $  10.41  $  17.19  $  15.02   $  13.33
                                                                      ========   ========  ========  ========   ========


Total Investment    Based on net asset value per share                  14.26%    (36.13%)   17.30%    14.55%    (14.49%)+++
Return:**                                                             ========   ========  ========  ========   ========


Ratios to Average   Expenses                                             2.20%      1.88%     1.78%     1.76%      2.19%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               1.74%       .28%     2.06%     1.48%      2.10%*
                                                                      ========   ========  ========  ========   ========


Supplemental        Net assets, end of period (in thousands)          $ 19,648   $ 31,686  $ 73,686  $ 57,821   $ 21,899
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  84.92%     98.16%    86.68%    71.01%     63.37%
                                                                      ========   ========  ========  ========   ========

                  ++Based on average shares outstanding.
                ++++Commencement of operations.
                 +++Aggregate total investment return.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.

                    See Notes to Consolidated Financial Statements.



NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Developing Capital Markets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's consolidated financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to write put and covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 1999


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of investment income and realized capital gains are due primarily to differing tax treatments for foreign currency transactions.

(h) Basis of consolidation--The accompanying consolidated financial statements include the accounts of Inversiones en Marcado Accionario de Valores Chile Limitada., a wholly-owned subsidiary, which primarily invests in Chilean securities. Intercompany accounts and transactions have been eliminated.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $2,534,408 have been reclassified between accumulated distributions in excess of net investment income and accumulated distributions in excess of net realized capital gains, $4,213,639 has been reclassified between paid-in capital in excess of par and accumulated distribution in excess of net investment income and $21 has been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net realized capital gains. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is a limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.0%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                          Account
                                        Maintenance    Distribution
                                            Fee            Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended June 30, 1999, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                       MLFD          MLPF&S

Class A                                $1,117        $16,684
Class D                                $2,167        $31,038


For the year ended June 30, 1999, MLPF&S received contingent deferred sales charges of $447,441 and $7,544 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $30,000 relating to transactions subject to front-end sales charge waivers in Class A Shares.

In addition, MLPF&S received $290,563 in commissions on the execution of portfolio security transactions for the Fund for the year ended June 30, 1999.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 1999 were $195,418,481 and $376,209,356, respectively.

Net realized losses for the year ended June 30, 1999 and net unrealized gains (losses) as of June 30, 1999 were as follows:

                                                 Unrealized
                                   Realized        Gains
                                    Losses        (Losses)

Long-term investments           $(121,413,203)  $ 24,557,497
Short-term investments               (740,841)            --
Foreign currency transactions      (2,588,902)      (881,175)
Forward foreign exchange
contracts                                  --       (468,835)
                                -------------   ------------
Total                           $(124,742,946)  $ 23,207,487
                                =============   ============


As of June 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $20,166,150, of which $40,272,341 related to appreciated securities and $20,106,191 related to depreciated securities. The aggregate cost of investments at June 30, 1999 for Federal income tax purposes was $192,120,998.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $215,573,715 and $184,994,706 for the years ended June 30, 1999 and June 30, 1998, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                               Dollar
Ended June 30, 1999                     Shares            Amount

Shares sold                            1,619,556      $  15,898,254
Shares issued to shareholders
in reinvestment of distributions          59,063            489,047
                                   -------------      -------------
Total issued                           1,678,619         16,387,301
Shares redeemed                      (15,707,343)      (133,315,366)
                                   -------------      -------------
Net decrease                         (14,028,724)     $(116,928,065)
                                   =============      =============


Class A Shares for the Year                               Dollar
Ended June 30, 1998                     Shares            Amount

Shares sold                           11,519,583      $ 161,951,614
Shares issued to shareholders
in reinvestment of dividends
and distributions                      1,430,204         17,663,020
                                   -------------      -------------
Total issued                          12,949,787        179,614,634
Shares redeemed                      (19,311,328)      (246,084,606)
                                   -------------      -------------
Net decrease                          (6,361,541)     $ (66,469,972)
                                   =============      =============


Class B Shares for the Year                               Dollar
Ended June 30, 1999                     Shares            Amount

Shares sold                            1,372,844      $  12,591,100
Shares issued to shareholders
in reinvestment of distributions          73,184            594,258
                                   -------------      -------------
Total issued                           1,446,028         13,185,358
Automatic conversion of shares          (190,641)        (1,779,556)
Shares redeemed                       (9,342,483)       (83,600,044)
                                   -------------      -------------
Net decrease                          (8,087,096)     $ (72,194,242)
                                   =============      =============


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 1999


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)


Class B Shares for the Year                               Dollar
Ended June 30, 1998                     Shares            Amount

Shares sold                            4,893,597      $  71,910,397
Shares issued to shareholders
in reinvestment of dividends
and distributions                        933,535         11,426,467
                                   -------------      -------------
Total issued                           5,827,132         83,336,864
Automatic conversion of shares          (217,370)        (2,811,462)
Shares redeemed                      (12,949,733)      (170,607,474)
                                   -------------      -------------
Net decrease                          (7,339,971)     $ (90,082,072)
                                   =============      =============


Class C Shares for the Year                               Dollar
Ended June 30, 1999                     Shares            Amount

Shares sold                              302,107      $   2,904,136
Shares issued to shareholders
in reinvestment of distributions          14,361            116,179
                                   -------------      -------------
Total issued                             316,468          3,020,315
Shares redeemed                       (1,933,187)       (17,202,260)
                                   -------------      -------------
Net decrease                          (1,616,719)     $ (14,181,945)
                                   =============      =============


Class C Shares for the Year                               Dollar
Ended June 30, 1998                     Shares            Amount

Shares sold                            1,356,907      $  19,858,908
Shares issued to shareholders
in reinvestment of dividends
and distributions                        181,874          2,217,051
                                   -------------      -------------
Total issued                           1,538,781         22,075,959
Shares redeemed                       (2,604,945)       (34,584,547)
                                   -------------      -------------
Net decrease                          (1,066,164)     $ (12,508,588)
                                   =============      =============


Class D Shares for the Year                               Dollar
Ended June 30, 1999                     Shares            Amount

Shares sold                              630,224      $   5,544,815
Automatic conversion of shares           187,608          1,779,556
Shares issued to shareholders
in reinvestment of distributions          13,643            112,554
                                   -------------      -------------
Total issued                             831,475          7,436,925
Shares redeemed                       (2,213,300)       (19,706,389)
                                   -------------      -------------
Net decrease                          (1,381,825)     $ (12,269,464)
                                   =============      =============


Class D Shares for the Year                               Dollar
Ended June 30, 1998                     Shares            Amount

Shares sold                            2,736,989      $  41,244,505
Automatic conversion of shares           215,130          2,811,462
Shares issued to shareholders
in reinvestment of dividends
and distributions                        181,728          2,240,703
                                   -------------      -------------
Total issued                           3,133,847         46,296,670
Shares redeemed                       (4,374,540)       (62,230,744)
                                   -------------      -------------
Net decrease                          (1,240,693)     $ (15,934,074)
                                   =============      =============


5. Commitments:
At June 30, 1999, the Fund entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $598,000 and $755,000, respectively.

6. Capital Loss Carryforward:
At June 30, 1999, the Fund had a net capital loss carryforward of approximately $226,180,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Developing Capital Markets Fund, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Merrill Lynch Developing Capital Markets Fund, Inc. and its subsidiary as of June 30, 1999, the related consolidated statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1999 by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Developing Capital Markets Fund, Inc. and its subsidiary as of June 30, 1999, the results of their operations, the changes in their net assets, and the consolidated financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
August 16, 1999
</AUDIT-REPORT>


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 1999


IMPORTANT TAX INFORMATION (unaudited)

During the fiscal year ended June 30, 1999, Merrill Lynch Developing Capital Markets Fund, Inc. paid a long-term capital gains distribution of $.058926 per share to shareholders of record on December 14, 1998. All of this long-term capital gains distribution is subject to the 20% tax rate.

Please retain this information for your records.




EQUITY PORTFOLIO CHANGES (unaudited)


For the Quarter Ended June 30, 1999


Additions

*Anglo American Corporation of South
   Africa Limited
 Anglo American PLC
 Associated Cement Companies Ltd.
 Bezeq Israeli Telecommunication
   Corporation Ltd.
 Cemex, SA de CV--CPO
*Commercial Bank of Greece
 Companhia Brasileira de Distribuicao
   Grupo Pao de Acucar SA (ADR)
 Companhia Cervejaria Brahma (ADR)
 De Beers (ADR)
 Ege Biracilik Ve Malt Sanayii AS
 Fomento Economico Mexicano, SA de CV
   (ADR)
 Grand Cathay Securities Corporation
 Grupo Industrial Bimbo, SA de CV 'A'
 Grupo Sanborns SA 'B1'
 ICICI Ltd. (GDR)
 Impala Platinum Holdings Limited
 Koor Industries Limited (ADR)
 Korea Telecom Corporation (ADR)
 LUKoil Holding (ADR)
 Liberty International PLC
 Liberty Life Association of Africa Limited
 Magyar Tavkozlesi Rt. (ADR)
 Metro Cash and Carry Limited
*PT Bank Internasional Indonesia 'Foreign'
 Pacific Century Insurance Holdings
   Limited
*Portugal Telecom SA (Registered Shares)
 Reliance Industries Ltd.
*Synergon Info Systems Ltd. (GDR)
 Satyam Computer Services Limited
*Siam Commercial Bank Public Company
   Limited 'Foreign'
 State Bank of India
 Telecom Argentina Stet-France Telecom
   SA (ADR)
 Telecomunicacoes Brasileiras SA--Telebras (ADR)
 Telefonica de Argentina SA (ADR)
 The Siam Cement Public Company
   Limited
 Yapi ve Kredi Bankasi AS (Receipts)


Deletions

*Anglo American Corporation of South
   Africa Limited
 BSES Ltd.
 Banco Santander Chile (ADR)
*Commercial Bank of Greece
 Credicorp Limited
 Debica SA
 Karachi Electric Supply
 Minorco SA (Minerals & Resources
   Corporation Limited)
 National Bank of Greece SA
*PT Bank Internasional Indonesia 'Foreign'
*Portugal Telecom SA (Registered Shares)
*Synergon Info Systems Ltd. (GDR)
 Shinhan Bank
*Siam Commercial Bank Public Company
   Limited 'Foreign'
 Teva Pharmaceutical Industries Ltd. (ADR)
 YPF Sociedad Anonima (ADR)

[FN]
*Added and deleted in the same quarter.




PORTFOLIO INFORMATION (unaudited)

Ten Largest Equity Holdings                    Percent of
As of June 30, 1999                            Net Assets

Korea Electric Power Corporation*                  5.9%
Samsung Electronics                                3.6
Telekom Malaysia Berhad                            3.1
Tele Norte Leste Participacoes SA*                 2.9
Telefonos de Mexico SA (ADR)                       2.9
Grupo Televisa SA (GDR)                            2.6
Taiwan Semiconductor Manufacturing Company         2.3
Rothmans of Pall Mall (Malaysia) Berhad            2.2
Korea Telecom Corporation (ADR)                    2.1
Hindustan Lever Limited                            1.8

[FN]
*Includes combined holdings.